Equillium Acquisition of Metacrine, Inc. September 7, 2022 Exhibit 99.2

This presentation contains forward-looking statements about Equillium, Inc. (the “Company”). Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", “could”, “continue”, "expect", "estimate", “may”, "plan", "outlook", “future” and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Because such statements are subject to risks and uncertainties, many of which are outside of the Company’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to statements regarding the current expectations, estimates, forecasts and projections of Equillium and Metacrine; the potential benefit of treating patients with aGVHD or lupus/lupus nephritis with itolizumab, Equillium’s plans and expected timing for developing itolizumab including the expected timing of initiating, completing and announcing further results from the EQUALISE study, Equillium’s plans and expected timing for developing EQ101 and EQ102 including the expected timing of initiating, completing and announcing further results from Phase 2 and Phase 1 studies, respectively, the potential for any of Equillium’s ongoing or planned clinical studies to show safety or efficacy, Equillium’s cash runway, and Equillium’s plans and expected timing for developing its product candidates and potential benefits of its product candidates. Risks that contribute to the uncertain nature of the forward-looking statements include: the lack of assurances that the proposed merger will close; the net cash position of Metacrine; uncertainties related to the abilities of the leadership team to perform as expected; Equillium’s ability to execute its plans and strategies; risks related to performing clinical studies; the risk that interim results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the risk that studies will not be completed as planned; Equillium’s plans and product development, including the initiation and completion of clinical studies and the reporting of data therefrom; whether the results from clinical studies will validate and support the safety and efficacy of Equillium’s product candidates; changes in the competitive landscape; uncertainties related to Equillium’s capital requirements; having to use cash in ways or on timing other than expected and the impact of market volatility on cash reserves; and economic, business, competitive, and/or regulatory factors affecting the businesses of Equillium and Metacrine generally. These and other risks and uncertainties are described more fully under the caption "Risk Factors" and “Management’s Discussion and Analysis of financial Condition and Results of Operations” sections of their respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, their Current Reports on Form 8-K and other and SEC filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on Equillium’s and Metacrine’s respective website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Equillium and Metacrine undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the “safe harbor” provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward-Looking Statements

Additional Information Additional Information and Where to Find it This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with Metacrine, Inc.’s pending acquisition by Equillium, Inc., Equillium will file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Equillium and Metacrine and other documents concerning the proposed merger with the Securities and Exchange Commission (the “SEC”). EQUILLIUM URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EQUILLIUM, METACRINE AND THE PROPOSED MERGER. Investors may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed by Equillium and Metacrine with the SEC at the SEC’s website at www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and Equillium’s other SEC filings are also available on Equillium’s website at http://www.equilliumbio.com.   Equillium, Metacrine and their respective directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed merger. Information regarding Equillium’s officers and directors is included in Equillium’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Equillium’s Investors page on its corporate website at http://www.Equilliumbio.com. Information regarding Metacrine’s officers and directors is included in Metacrine’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Metacrine’s Investors page on its corporate website at www.Metacrine.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Merger, and a description of their direct and indirect interests in the proposed Merger, which may differ from the interests of Equillium’s stockholders or Metacrine’s stockholders generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

Expected to add an estimated $33,000,000 in cash at closing Equillium Acquisition of Metacrine, Inc. Stockholder vote required by both EQ & MTCR All stock transaction EQ share issuance based on MTCR net cash at closing plus a 25% premium, divided by EQ share price using 10-day VWAP ten trading days prior to closing with a collar of $2.70 to $4.50 Net cash, deducting debt, liabilities and other adjustments, estimated to be $26M at closing Concurrent with closing, EQ plans to retire its $10M loan and assume MTCR's existing $15M loan with K2 HealthVentures Extends cash runway into 2024 Preston Klassen, M.D., MHS, appointed to BOD at closing Minimal incremental opex No additional FTEs No increase to R&D opex Maintain sole discretion over the timing and extent of advancing development of the Metacrine programs MET642: potential first-in-class, oral, non-immunosuppressing agent for treatment of IBD Phase 2-ready in ulcerative colitis Equillium to seek strategic partner

Expanded and Diversified Pipeline

Drug	Indication & Delivery	Discovery & Pre-Clinical	Phase 1	Phase 2	Phase 3	Status & Designations
EQ001 Itolizumab anti-CD6	**acute graft-versus-host disease** *intravenous*	*Phase 3 initiated Q1 2022*				• Pivotal study to support BLA filing • **FDA Fast Track and Orphan Drug Designations**
	systemic lupus erythematosus (SLE) / lupus nephritis (LN) *subcutaneous*	*Interim data expected mid-2022*				• Phase 1b study actively enrolling • **FDA Fast Track Designation**
EQ101 IL-2/9/15 antagonist	**alopecia areata** *intravenous & subcutaneous*	*Phase 2 initiation expected 2H 2022*				• Clinical PoC in Phase 1/2 CTCL study • Open IND for Phase 2a study • Subcutaneous delivery in development
EQ102 IL-15/21 antagonist	**celiac disease** *subcutaneous*	*Phase 1 initiation expected 2H 2022*				• Phase 1 study expected to include NHV and PoC in celiac disease • Potential expansion into other GI
Additional Products	**immunology & inflammatory disorders**					• Broad potential including additional cytokine families and orally-delivered peptides

Does not include MET642, an orally delivered Phase 2 ready FXR agonist program in ulcerative colitis. MET642 is being evaluated for strategic partnership opportunities.

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Corporate

Expected to add $33 million in cash at closing and extend operating runway into 2024 Adds to achievable catalysts with current runway No additional FTEs and maintain sole discretion over the advancement of Metacrine programs No increase to R&D opex All-Stock Transaction EQ share issuance based on MTCR net cash at closing plus a 25% premium, divided by EQ share price using 10-day VWAP at closing with a collar of $2.70 to $4.50 Net cash, factoring in debt, liabilities and other adjustments, estimated to be $26M Concurrent with closing, EQ anticipates retiring its $10M loan and assuming MTCR's existing $15M loan with K2 HealthVentures Existing programs remain top priority Acquisition of novel drug candidate MET642, an orally-delivered, Phase 2-ready asset for UC Potential first-in-class, non-immunosuppressing agent for treatment of IBD Addresses aspects of IBD pathogenesis, including maintenance of epithelial barrier function and reduction of bacterial translocation Equillium to seek strategic partner  Acquisition Takeaways

Catalysts & Milestones

Catalysts & Milestones	Expected Timing
EQUALISE	
Interim data from Phase 1b EQUALISE study - Type B patients (lupus nephritis)	**Mid 2022**
Topline data from Phase 1b EQUALISE study - Type B patients (lupus nephritis)	**2023**
EQ101	
Initiate Phase 2 study in alopecia areata	**2H 2022**
Interim data from Phase 2 study in alopecia areata	**2023**
EQ102	
Initiate Phase 1 study in healthy volunteers and patients with celiac disease	**2H 2022**
Interim data from Phase 1 study in healthy volunteers and patients with celiac disease	**2023**

Financed through multiple operational milestones and data catalysts

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